                                                                    Exhibit 10.3

                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT, entered into this ____ day of April, 2003, between UTEK Corporation, a Delaware corporation ("Pledgor"), and _________________ ("Pledgee"), and The Bank of Tampa ("Escrow Agent").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, Pledgor is indebted to Pledgee in the amount of ____________ Dollars ($______________) (the "Indebtedness"), as evidenced by that certain Non-recourse Debenture from Pledgor to Pledgee dated __________, __ 2003, a copy of which is attached hereto as Exhibit A (the "Debenture"); and

      WHEREAS, Pledgor has pledged ______________________ (________) shares of its common stock (the "Shares"), represented by certificate number __ (the "Certificate"), to Pledgee as security for the repayment of such Indebtedness; and

      WHEREAS, Pledgor and Pledgee have agreed that the certificate shall be held by Escrow Agent until the repayment of Pledgor's debt to Pledgee or its default under the Debenture.

      NOW, THEREFORE, the parties agree as follows:

      1. Pledge. Pledgor hereby grants to Pledgee a security interest in the Shares, represented by the Certificate, which is made out in the name of Pledgee and herewith delivered to Escrow Agent. Escrow Agent shall hold the pledged Shares on behalf of Pledgee as security for the repayment of the Indebtedness and shall not encumber or dispose of such Shares, except in accordance with the provisions of paragraph 3 or 4 of this Agreement.

      2. Term. The Shares pledged hereunder shall remain so pledged to Pledgee until the earlier of the repayment of the Indebtedness or the second business day after the second anniversary of the date of this Agreement, at which time it will deliver the Certificate to the Pledgor or Pledgee, pursuant to the provisions of paragraph 3 or 4 of this Agreement.

      3. Return of Certificate. If, at any time prior to the close of business on the second business day after the maturity date of the Debenture (being the date which is two years from the date of this Agreement, and referred to hereinafter as the "Maturity Date"), Pledgor shall present Escrow Agent with a copy of a bank check payable to the order of Pledgee in the amount of the Principal Amount then due under the Debenture (it being understood that all interest on the Indebtedness was prepaid simultaneous with the execution and delivery of the Debenture and that the principal amount due under the Debenture will be reduced in the event of the payment of the principal amount due under the Debenture prior to the Maturity Date), together with a certificate of the Chairman of Pledgor that such check has been tendered to Pledgee, Escrow Agent shall deliver the Certificate to Pledgor.

      4. Default. If, on or before the close of business on the second business day after the Maturity Date, Pledgor shall not have presented Escrow Agent with a copy of a bank check payable to the order of Pledgee in the amount of the Principal Amount then due under the Debenture together with a certificate of the Chairman of Pledgor that such check has been tendered to Pledgee, Escrow Agent shall deliver the Certificate to Pledgee.

      5. Voting Rights, Dividends and Stock Adjustments. So long as the Certificate is held by Escrow Agent, the Shares represented by the Certificate shall be deemed to be unissued shares of Pledgor's common stock, which shall have no voting or other rights, and which shall not be entitled to receive any corporate dividends declared with respect to the common stock. The foregoing notwithstanding, in the event that Pledgor declares a stock dividend, reclassifies its stock or otherwise adjusts or changes its capital structure during the term of this pledge, all new, substituted and additional shares or other securities issuable with respect to the pledged Shares had they been issued and outstanding shares of common stock shall be delivered by Pledgor to Escrow Agent, to be held by Escrow Agent in the same manner as the Shares originally pledged hereunder.

      6. No Implied Duties of Escrow Agent. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no duties or obligations of Escrow Agent shall be implied in this Agreement, or otherwise.

      7. Reliance of Escrow Agent on Documents. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument; and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, execution, or validity of any instrument or copy of any instrument deposited in escrow, nor as to the identity, authority, or right of any person who executed the same; and its duties shall be limited to those provided in this Agreement.

      8. Indemnification of Escrow Agent. Unless Escrow Agent discharges any of its duties under this Agreement in a grossly negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, Pledgor shall indemnify Escrow Agent and hold Escrow Agent harmless from any and all claims, liabilities, losses, actions, suits, or proceedings, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and shall indemnify Escrow Agent against any and all expenses including reasonable attorneys' fees and the cost of defending any action, suit, or proceeding or resisting any claim in such capacity.

      9. Discretion of Escrow Agent to file an Interpleader Action-or Other Suit. If the parties shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent under this Agreement, Escrow Agent may, but shall not be required to, file an action in interpleader or other suit to resolve such disagreement. Escrow Agent shall be indemnified by

Pledgor for all costs and reasonable attorneys' fees in connection with any such interpleader action or other suit and shall be fully protected in suspending all or part of its activities under this Agreement until a judgment in the interpleader action or other suit is entered and becomes final.

      10. Consultation with Counsel. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection in accordance with the opinion of such counsel.

      11. Resignation of Escrow Agent. Escrow Agent may resign by notice to Pledgor and Pledgee given at least 30 days prior to the effective date of resignation. If a successor Escrow Agent is not appointed by Pledgor and Pledgee within the 30-day or greater period, Escrow Agent may petition a court of competent jurisdiction to name a successor or Escrow Agent may deposit the Certificate with the circuit court in Hillsborough County, Florida, and thereafter be released from all duties and obligations hereunder. Escrow Agent shall be indemnified by Pledgor for all costs and reasonable attorneys' fees in connection with any such action and shall be fully protected in suspending all or part of its activities under this Agreement until a successor is appointed. The liability of Pledgor for all compensation due to Escrow Agent for services rendered hereunder prior to the termination of this Agreement and all indemnification required hereunder shall survive the termination of this Agreement.

      12. Miscellaneous.

            (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

            (b) Any notice required by this Agreement shall be sufficient if given in writing by hand delivery or certified mail to the parties at the following address:

      PLEDGOR:

                  UTEK Corporation
                  202 South Wheeler Street
                  Plant City FL 33566
                  Attention:  Clifford M. Gross
                  Telecopy No.:  (813) 754-2383

      Copy to:
                  Gregory C. Yadley, Esquire
                  Shumaker, Loop & Kendrick
                  101 East Kennedy Boulevard
                  Suite 2800
                  Tampa, Florida  33602
                  Telecopy No.:  (813) 229-1660

      PLEDGEE:

      Copy to:

                  *
                  ___________________________________
                  ___________________________________

      ESCROW AGENT:

                  The Bank Of Tampa
                  ___________________________________
                  ___________________________________

or at any other address designated by a party in the manner set forth in this paragraph.

            (c) This Agreement is made in Florida and shall be construed according to and governed by the laws of that state.

            (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of such counterparts together shall be deemed to be one and the same instrument.

            (e) This Agreement constitute the entire agreement between the parties hereto with respect to the matters described herein and supercedes all prior verbal or written agreements or understandings.

                  [Remainder of page intentionally left blank.
                          Next page is signature page.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WITNESSES:                    "PLEDGOR"

                              UTEK CORPORATION

_________________________
                                    *
_________________________     By: __________________________



WITNESSES:                    "PLEDGEE"

_________________________


_________________________     ______________________________
                              Name

WITNESSES:                    "ESCROW AGENT"


_________________________     ______________________________

_________________________     By: ___________________________
                              Its:

                         REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of April __, 2003, by and among UTEK Corporation, a Delaware corporation (the "Company"), and ______________("________").

      This Agreement is made in connection with the loan of $__________ by ________ to the Company pursuant to the terms of that certain Non-recourse Debenture, of even date herewith, issued by the Company to ________, which is secured by ________ shares of Common Stock under the terms of that certain Stock Pledge Agreement, of even date herewith, between the Company and ________ (such stock purchase and loan are referred to herein as the "Investments"). In order to induce ________ to make the Investments, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Investments.

      In consideration of the foregoing, the parties hereby agree as follows:

      SECTION 1.  DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

      "Advice" shall have the meaning set forth in Section 4.

      "Affiliate" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

      "Business Day" means any day other than a day on which banks are authorized or required to be closed in the State of Florida.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock, par value $.01 per share, of the Company.

      "Company" shall have the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

      "Demand Registration Effective Period" shall have the meaning set forth in
Section 3(a)

      "Demand Registration Statement" shall have the meaning set forth in
Section 3(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules an regulations of the Commission promulgated thereunder.

      "Inspectors" shall have the meaning set forth in Section 4(k).

      "NASD" shall have the meaning set forth in Section 4(o).

      "NASDAQ" shall have the meaning set forth in Section 4(m).

      "Objection Notice" shall have the meaning set forth in Section 4(a).

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

      "Piggy-Back Registration" shall have the meaning set forth in Section
2(a).

      "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      "Records" shall have the meaning set forth in Section 4(k).

      "Registrable Shares" means the Shares; provided, however, that any Shares shall cease to be Registrable Shares when (i) a Registration Statement covering such Registrable Shares has been declared effective and such Registrable Shares have been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Shares become saleable pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act.

      "Registration Expenses" shall have the meaning set forth in Section 5.

      "Registration Statement" means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement (including any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as amended from time to time.

      "Shares" means any shares which ________ may acquire from the Company upon a default under the Debenture.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

      "Shelf Registration Statement" shall mean a Registration Statement on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act.

      "Suspension Notice" has the meaning set forth in Section 4.

      "Suspension Period" has the meaning set forth in Section 4.

      SECTION 2.  PIGGY-BACK REGISTRATION.

            (a) Request for Registration. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company, so long as ________ holds any Registrable Shares, shall give written notice of such proposed filing to ________ as soon as practicable (but in no event less than 10 Business Days before the anticipated filing date), and such notice shall offer ________ the opportunity to register such number of Registrable Shares as he may request (which request shall specify the Registrable Shares intended to be disposed of by him and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its commercially reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof. ________ shall have the right to withdraw his request for inclusion of his Registrable Shares in any registration statement pursuant to this Section 2 by giving written notice to the Company of such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give immediate notice of such withdrawal to ________ if he has requested Registrable Shares be included in such Piggy-Back Registration.

            (b) Reduction of Offering. In connection with an underwritten offering where Piggy-Back Registration has been requested as provided in Section 2(a), the Company shall use its commercially reasonable best efforts to cause all Registrable Shares requested to be included in such Piggy-Back Registration to be included as provided in Section 2(a). If the managing underwriter or underwriters of any such underwritten offering have informed, in writing, the securityholders requesting inclusion of their shares in such offering that it is the underwriter's opinion that the total number of shares which the Company, holders of the Company's shares and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of all Persons participating in such registration other than pursuant to demand registration rights shall be reduced or limited (to zero if necessary) pro rata in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters.

      SECTION 3.  DEMAND REGISTRATION.

            (a) Request for Registration. In the event that ________ acquires shares of common stock from the Company upon a default under the Debenture, ________ may make a written request that the Company file a Shelf Registration Statement under the Securities Act with the Commission to register some or all of such shares (which request shall specify the number of Registrable Shares intended to be disposed of by him and the intended method of distribution thereof) (the "Demand Registration Statement"). Within 30 days after receipt of such request, the Company shall effect the filing of such Demand Registration Statement and shall include in such Demand Registration Statement all Registrable Securities which ________ has requested be included therein. The Company shall use its commercially reasonable best efforts to have the Demand Registration Statement declared effective as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective until such time as such Registrable Shares have been disposed of pursuant to such effective Registration Statement or such Registrable Shares shall become saleable under Rule 144 (the "Demand Registration Effective Period").

            (b) Selection of Underwriter. If ________ so elects, the offering of Registrable Shares pursuant to the Demand Registration Statement shall be in the form of an underwritten. offering. If ________ so elects, he shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

      SECTION 4.  REGISTRATION PROCEDURES.

      In connection with the obligations of the Company to cause the registration of any Registrable Shares pursuant to the terms and conditions of this Agreement:

            (a) Any Registration Statement filed by the Company under which it has an obligation hereunder to register shares of ________' Registrable Shares shall be prepared and filed with the Commission on the appropriate form under the Securities Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith. At least ten Business Days prior to filing such a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to ________, if he requests that some or all of his Registrable Shares be registered in such Registration Statement, ________' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of ________' Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which ________ or the underwriters with respect to such Shares, if any, shall reasonably object; provided, however, that any such objection to the filing of any Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "Objection Notice") delivered to the Company no later than ten Business Days after ________ receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the reasonable satisfaction of ________, and will notify ________ of any stop order issued or threatened by the Commission in connection therewith and shall use its commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible moment.

            (b) The Company shall promptly prepare and file with the Commission such amendments to the Registration Statement as may be necessary, shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all of ________' Registrable Shares covered by such Registration Statement during the period the Company determines to keep such Registration Statement in effect.

            (c) The Company shall promptly furnish to ________ and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as ________ or underwriter may request in order to facilitate the public sale or other disposition of the Registrable Shares being sold by ________.

            (d) The Company shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its commercially reasonable best efforts to register or qualify the Registrable Shares covered by such Registration Statement under the securities or "blue sky" laws of each of the fifty states of the United States; (ii) do any and all other acts and things which may be necessary or advisable to enable ________ to consummate the disposition of his Registrable Shares; and
      (iii) use its commercially reasonable best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company shall not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) or (y) to file any general consent to service of process.

            (e) The Company shall use its commercially reasonable best efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable ________ to consummate the disposition of his Registrable Shares.

            (f) The Company shall promptly notify ________, ________' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and, if the Company determines that the Registration Statement should remain in effect, as promptly as practicable thereafter prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (g) The Company shall, if requested by the managing underwriter or underwriters, if any, or ________' Counsel, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters requests, or ________' Counsel requests, to be included therein, including, without limitation, with respect to the Registrable Shares being sold by ________ to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

            (h) The Company shall, as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to ________ and to ________' Counsel.

            (i) The Company shall cooperate with ________ and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold by ________ under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or ________ may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

            (j) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as ________ or the underwriters retained by ________ participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of ________' Registrable Shares.

            (k) The Company shall promptly make available to ________, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by ________ or such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

            (l) The Company shall furnish to ________ and to each underwriter, if any, a signed counterpart, addressed to ________ or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as ________ or the managing underwriter therefor reasonably requests.

            (m) The Company shall use its commercially reasonable best efforts to cause the Registrable Shares included in a Registration Statement to be
      (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted and/or listed, as applicable, on the National Association of

      Securities Dealers, Inc. Automated Quotation System ("NASDAQ") if the Registrable Shares so qualify.

            (n) The Company shall provide a CUSIP number for all Registrable Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

            (o) The Company shall cooperate with ________ and each underwriter participating in the disposition of Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

            (p) The Company shall appoint a transfer agent and registrar for all Registrable Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

      In the case of a Shelf Registration Statement (including the Demand Registration Statement), ________, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in
Section 4(f)(vi), shall immediately discontinue disposition of the Registrable Shares pursuant to the Shelf Registration Statement covering such Registrable Shares until his receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) or until he is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, ________ will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in ________' possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice; provided, however, that with respect to the Demand Registration Statement, the Company shall not give more than two Suspension Notices during any period of twelve consecutive months and in no event shall the period from the date on which ________ receives a Suspension Notice to the date on which he receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(f) (the "Suspension Period") exceed 45 days. In the event that the Company shall give any Suspension Notice relating to the Demand Registration Statement, the Company shall use its commercially reasonable best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

      SECTION 5. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Shares, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 4(l), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, but excluding the fees of ________' counsel and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of ________' Registrable Shares (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Piggy-Back Registration to which such expenses relate becomes effective.

      SECTION 6.  INDEMNIFICATION AND CONTRIBUTION.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, ________ from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by him in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which ________ may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to ________ furnished in writing to the Company by him expressly for use therein; provided, however, that the Company shall not be liable to ________ under this Section 6(a) to the extent that any such Damages were caused by the fact that ________ sold Registrable Shares to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (i) the Company has previously furnished copies of such amended or supplemented Prospectus to ________ and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section

20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of ________ except with respect to information provided by the underwriter specifically for inclusion therein.

            (b) Indemnification by ________. ________ agrees to indemnify and hold harmless the Company, its directors, officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to ________, but only with reference to information relating to ________ furnished to the Company in writing by ________ expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that ________ shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by ________ to the Company expressly for such purpose. In no event shall the liability of ________ hereunder be greater in amount than the amount of the proceeds received by him upon the sale of the Registrable Shares giving rise to such indemnification obligation.

            (c) Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify an indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(B) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (C) (I) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (II) there may be one or more defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (III) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) Contribution. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and ________ on the other hand from the offering of such Registrable Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and ________ on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of ________ on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by ________ and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Notwithstanding the provisions of this Section 6(d), ________ shall not be required to contribute any amount in excess of the amount by which the total price at which his Registrable Shares were offered to the public (less any underwriting discounts and commissions) exceeds the amount of any damages which ________ has otherwise been required to pay by reason of such untrue statement or omission.

      If indemnification is available under paragraph (a) or (b) of this Section 6, the indemnifying party shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

      The Company and ________ agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      SECTION 7. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of ________, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as ________ may request, all to the extent required from time to time to enable ________ to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of ________, the Company will deliver to him a written statement as to whether it has complied with such requirements.

      SECTION 8.  MISCELLANEOUS.

            (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of
________.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or by a nationally recognized overnight courier, postage prepaid, to the parties at their respective addresses set forth below (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

                  If to the Company:

                                    UTEK Corporation
                                    202 South Wheeler Street
                                    Plant City FL 33566

                                    Attention:  Clifford M. Gross
                                    Telecopy No.:  (813) 754-2383

                  With a copy to:

                                    Gregory C. Yadley, Esquire
                                    Shumaker, Loop & Kendrick
                                    101 East Kennedy Boulevard
                                    Suite 2800
                                    Tampa, Florida 33602
                                    Telecopy No.:  (813) 229-1660

                  If to ________:




      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

            (c) Successors and Assigns. This Agreement shall be binding upon the successors of the Company. ________ may not assign any of his rights hereunder without the express written consent of the Company.

            (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of State of Florida without regard to principles of conflicts of law.

            (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of ________ shall be enforceable to the fullest extent permitted by law.

            (g) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (h) Further Assurances . Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            (i) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof (including monetary damages) are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  [Remainder of page intentionally left blank.
                          Next page is signature page.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    UTEK CORPORATION


                                    By:
                                    Name:
                                    Title:



                                    ____________________________
                                    Name

                                UTEK CORPORATION
                            202 South Wheeler Street
                              Plant City, FL 33566

                             SUBSCRIPTION AGREEMENT
                                   (Debenture)

      1. GENERAL. This Subscription Agreement sets forth the terms under which _____________________, (the "Investor") will acquire a 12% Non-recourse Debenture due April 2005, in the principal amount of _________ Dollars ($__________) (the "Debenture"), of UTEK Corporation, a Delaware corporation (the "Company"), for an aggregate purchase price of _______________ Dollars ($__________), the difference representing the prepayment of interest for the two-year term of the Debenture.

            The Debenture is being offered to the Investor pursuant to Section 4(2) of the Securities Act of 1933. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Debenture on the terms and conditions specified herein.

      2. ACCEPTANCE OF SUBSCRIPTION AGREEMENT. The Company reserves the right to reject the subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer.

      3. SUBSCRIPTION AMOUNT AND PAYMENTS. The undersigned Investor hereby irrevocably subscribes for one 12% Debenture in the principal amount of ________ Dollars ($__________) for a total purchase price of ______________ Dollars ($________), the difference between the principal amount and the purchase price representing the prepayment of interest for the two-year term of the Debenture, and tenders to the Company the Investor's check payable to the order of the Company in the amount of _______________ Dollars ($___________), in payment of the purchase price.

      4. INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor represents, warrants and covenants to the Company as follows:

            a. He acknowledges that he has been furnished with a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report"); that all documents, records and books pertaining to the Company and this investment were made available to him and his representatives for review; that he has had the opportunity to ask questions of, and has received satisfactory answers from, the officers and directors of the Company concerning the Company and the Debenture; and that he has had the opportunity to obtain such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Debenture.

            b. He acknowledges that neither the Annual Report or the terms of this transaction have been reviewed or evaluated by the United States Securities and Exchange Commission or by any state securities commissions.

            c. He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Debenture.

            d. He can bear the economic risk of losing his entire investment in the Debenture.

            e. He is acquiring the Debenture for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof. In recognition of this investment representation, Investor agrees that he shall not otherwise sell or dispose of his Debenture.

            f. He does not have an overall commitment to investments which are not readily marketable, including the Debenture and other similar investments, disproportionate to his net worth or gross income.

            g. HE UNDERSTANDS THAT THE DEBENTURE IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT.

            h. HE UNDERSTANDS THAT THE DEBENTURE IS A NON-RECOURSE DEBENTURE, SECURED ONLY BY SHARES OF THE COMMON STOCK OF THE COMPANY, AND THAT HE WILL HAVE NO RIGHT TO COLLECT ANY AMOUNT DUE UNDER THE DEBENTURE FROM THE COMPANY.

            i. He understands that the principal amount of the Debenture will be reduced if the Company prepays the Debenture prior to its maturity date, as stated in the Debenture.

            j. He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

            k. He understands that neither the Debenture, nor the common stock of the Company securing the Company's obligations under the Debenture, have been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities laws and will constitute "restricted securities" as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act ("Rule 144").

            l. He understands that the Debenture has not been registered under the Securities Act or under any state securities laws on the grounds that the issuance and sale of the

Debenture to the Investor is exempt as not involving a public offering. He further acknowledges his understanding that the Company's reliance on such exemption is, in part, based upon the representations, warranties and covenants of the Investor set forth herein. He agrees to provide such additional information and assistance as may be necessary to comply with all applicable Federal and state securities registration requirements or exemptions thereto for the issuance of the Debenture, or otherwise as may be reasonably necessary for compliance with any and all laws and ordinances to which the Company is subject. He understands and agrees that the Debenture shall be stamped or otherwise imprinted with one or more restrictive transfer legends.

            m. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Debenture.

            n. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

            o. He is purchasing the Debenture without relying on the statements of any person associated with the Company or the offering which are inconsistent with those set forth in the Annual Report, the Debenture or this Subscription Agreement.

            p. He is at least twenty-one (21) years of age.

            q. This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

            r. The undersigned certifies as follows::

      State in which his primary residence is located:   _______________________

      State(s) in which he files income tax returns:     _______________________

      States in which he holds a valid driver's license: _______________________

      State in which he is registered to vote:           _______________________

            s. He is an "accredited investor" as defined in Rule 144 by virtue of the following (check all that are applicable):

                  A. [ ] His individual net worth or joint net worth with his spouse as of the date hereof is in excess of $1,000,000.00.

                  B. [ ] He had an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has reasonable expectation of reaching the same income level in the current year.

            t. He acknowledges that GunnAllen Financial will be paid a commission on the sale of the Debenture equal to 5% of the principal amount.

      5. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

            (a) It is duly organized, validly existing and in good standing under the laws of Delaware;

            (b) It has all requisite power and authority to sell the Debenture;

            (c) The sale of the Debenture will not result in any violation of or conflict with any term of its charter or By-Laws or any other organizational document or instrument by which it is bound or any law or regulation applicable to it; and

            (d) The sale of the Debenture has been duly authorized by all necessary action on its behalf.

      6. RESPONSIBILITY AND INDEMNIFICATION. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

      7. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Debenture.

      8. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to, in the case of the Company, 202 South Wheeler Street, Plant City FL 33566, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or to such other address as may be designated by it in writing.

      9. MISCELLANEOUS. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. Any suit brought to enforce or construe any provision of this Agreement shall be brought in the appropriate court located in Hillsborough County, Florida. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

      IN WITNESS WHEREOF, THE UNDERSIGNED REPRESENTS AND WARRANTS THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EACH OF THE REPRESENTATIONS, AGREEMENTS OR UNDERSTANDINGS SET FORTH HEREIN APPLIES TO HIM.

Date:_________________________________

SIGNATURE OF INVESTOR:


______________________________________
Name

ACCEPTANCE OR REJECTION OF SUBSCRIPTION

[   ]       ACCEPTANCE OF SUBSCRIPTION:

            The subscription for the 12% Non-recourse Debenture due April 2005 of UTEK Corporation stated above is hereby accepted in its entirety as of the date printed below.

[   ]       REJECTION OF SUBSCRIPTION:

            The subscription for the 12% Non-recourse Debenture due April 2005 of UTEK Corporation stated above is hereby rejected in its entirety.

                                    UTEK CORPORATION


Date: _______________________       By: ________________________________

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, OR ANY OTHER SIMILAR SECURITIES STATUTE.

THIS DEBENTURE IS NOT TRANSFERABLE.


                             NON-RECOURSE DEBENTURE

U.S.$______________                                            April _____, 2003

      FOR VALUE RECEIVED, the undersigned, UTEK CORPORATION, a Delaware corporation (the "Maker"), unconditionally promises to pay to _____________ ("Payee"), at _______________________________________, or at such other place as
Payee may from time to time designate in writing, on April __, 2005 (the "Maturity Date"), the sum of _____________ and No/100 Dollars (U.S.$____________) (the "Principal Amount"). Interest on the Principal Amount at the annual rate of twelve percent (12%) for the entire two year term of this Debenture has been prepaid simultaneous with the execution of this Debenture.

      This Debenture may be prepaid in whole at any time upon not less than ten
(10) days prior notice to Payee, without penalty or premium. In the event of the repayment of this Debenture prior to the Maturity Date, the Principal Amount due and payable to Payee shall be reduced by an amount equal to (i) the number of days that repayment is made prior to the Maturity Date divided by 730 (being the number of days during the two year term of this Debenture), multiplied by (ii) $__________ (being the amount of the prepaid interest for the two-year term of this Debenture).

      In the event that any payment to be made under this Debenture shall be stated to be due on a date which is not a Business Day (as hereinafter defined), the due date therefor shall be extended to the next succeeding Business Day. For the purposes of this Debenture, the term "Business Day" shall mean any day other than a Saturday, Sunday, or any other day on which banks in the State of Florida are not required to be open.

      All payments required to be made under the terms and provisions of this Debenture must be made in legal tender of the United States of America by bank check or wire transfer.

      This Debenture is a nonrecourse debenture, secured by a pledge of shares of the common stock of Maker pursuant to the terms of that certain Stock Pledge Agreement of even date herewith between Maker and Payee (the "Stock Pledge Agreement").

      An "Event of Default" shall exist hereunder if Maker shall fail or refuse to pay the Principal Amount on the Maturity Date. In the event of the occurrence of an Event of Default, the sole remedy of Payee hereunder shall be to proceed against the collateral pledged under the

Stock Pledge Agreement, and Payee shall have no right to seek the collection of the Principal Amount or any other damages from Maker.

      Notwithstanding anything contained in this Debenture to the contrary, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Debenture, any amount in excess of the amount permitted and calculated at the Maximum Rate (as hereinafter defined), and, in the event Payee ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Debenture, and, if the principal balance of this Debenture is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Debenture.

      The term "MAXIMUM RATE," as used herein, shall mean, with respect to the Payee, the maximum non-usurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Debenture under the laws which are presently in effect of the United States and the State of Florida applicable to such holder and such indebtedness or, to the extent permitted by applicable law, under such applicable laws of the United States and the State of Florida which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

      This Debenture and the instruments securing it are to be governed, interpreted and construed by, through and under the laws of the State of Florida, EXCEPTING, HOWEVER, its laws or principles regarding conflicts of laws or choice of laws.

      Any notice to be given or to be served upon any party hereto, in connection with this Debenture, must be in writing, and may be given by certified or registered mail and shall be deemed to have been given and received on the third (3rd) business day after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mails; and if given otherwise then by certified or registered mail, it shall be deemed to have been given when delivered to and received by the party to whom it is addressed.

      Maker hereby expressly waives presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest.

      IN WITNESS WHEREOF, Maker has caused this Debenture to be executed in its name as of the day and year first above written.

                                    UTEK CORPORATION

                                    By: ______________________________________
                                    Print Name:_______________________________
                                    Title: ___________________________________